UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)

New York	001-9232	13- 5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Charles Lindbergh Blvd., Uniondale, New York	11553
(Address of principal executive offices)	(Zip Code)

(516) 228-6700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	VOLT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2019, Volt Information Sciences, Inc. (the “Company”) made certain modifications to President and CEO Linda Perneau’s compensation terms, effective retroactively as of November 4, 2019. The Company adjusted Ms. Perneau’s base salary and severance benefit, as more fully described below.

In an amendment to the Employment Agreement between Ms. Perneau and the Company dated as of December 4, 2018 (the “Employment Agreement”), Ms. Perneau’s annual base salary was increased from $650,000 to $700,000, with her target annual bonus under the Company’s Annual Incentive Plan unchanged at 100% of her annual base salary, subject to the Company’s achievement of applicable performance objectives. In addition, if Ms. Perneau’s employment is terminated by the Company without Cause (as defined in the Employment Agreement) (other than for death or disability) or by Ms. Perneau for Good Reason (as defined in the Employment Agreement), Ms. Perneau will be entitled to receive payment of two years of her then-current annual base salary, payable in 24 monthly installments, an increase from one year of her then-current annual base salary, payable in 12 monthly installments under the Employment Agreement.

Other than the foregoing, the terms and conditions of Ms. Perneau’s current employment, as outlined in the Employment Agreement, remain unchanged.

A copy of the Employment Agreement was filed as Exhibit 10.1 to a Form 8-K filed by the Company on December 6, 2018 and is incorporated by reference in its entirety into this Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volt Information Sciences, Inc.

Date: January 3, 2020	By:	/s/ Nancy Avedissian
Nancy Avedissian
Senior Vice President, Chief Legal Officer and Corporate Secretary